UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (May 6, 2008): May 6, 2008
LaBARGE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-05761	73-0574586

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Clayton Road, St. Louis, Missouri	63124

(Address of principal executive offices)	(Zip Code)
(314) 997-0800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Slide Presentation dated May 6, 2008

Item 7.01	Regulation FD Disclosure
     On May 6 through May 9, 2008, certain members of management of LaBarge, Inc. (the “Registrant”) will make a presentation to certain institutional investors. The text of slides to be shown during the presentation is attached hereto and incorporated herein by reference as Exhibit 99.1 to this Current Report on Form 8-K.
     The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
     Forward Looking Statements
     This Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements that are based on management’s expectations and beliefs concerning future events impacting the Registrant. Certain matters contained herein are based upon information available to management as of the date hereof. These forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict. As a result, actual results may differ materially and adversely from those expressed in any forward-looking statement. Factors that may cause such a difference include, but are not limited to, risks and uncertainties described in the Registrant’s Annual and Quarterly Reports on Form 10-K and 10-Q filed with the Securities and Exchange Commission. The Registrant undertakes no obligation to revise or update publicly any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Slide presentation of LaBarge, Inc., dated May 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2008

LaBARGE, INC.

	By:	/s/Donald H. Nonnenkamp

	Name:	Donald H. Nonnenkamp
	Title:	Vice President, Chief Financial Officer and Secretary